EXHIBIT 4.32

                    CLASS A WARRANT TO PURCHASE COMMON SHARES

                                U.S. ENERGY CORP.

This is to certify that, for value received, Bourne Capital, LLC (the "Holder"), is entitled to purchase, subject to the terms set forth below, from U.S. Energy Corp., a Wyoming corporation (the "Company" or "we"), at any time until 5:00 P.M., Mountain Time, on March 2, 2007 (the "Expiration Date," subject to earlier termination as provided in paragraph (a)) 50,000 shares (the "Common Shares") of the Company's common stock (the "Common Stock") at a purchase price per share of $3.00. The number of Common Shares to be received upon the exercise of this Warrant and the price to be paid for a Common Share may be adjusted from time to time as hereinafter set forth. The purchase price of a Common Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." The Common Shares, as adjusted from time to time, underlying the Warrant are hereinafter sometimes referred to as "Warrant Shares" and include all Common Shares that have been issued upon the exercise of the Warrants and all unissued Common Shares underlying the Warrants.

(A) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time until the Expiration Date or if the Expiration Date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by cash payment of the Exercise Price for the number of shares specified in such Form, together with all federal and state taxes applicable upon such exercise; provided, however, that if the closing stock market price for the Company's Common Stock is at or more than $7.50 for any 10 consecutive trading days, this Warrant shall expire on the 30th calendar day (or if that day is a Saturday or a day when banks in New York, New York are closed or authorized to be closed, then the next business day) after such 10th trading day. The Company shall be under no obligation to inform the Holder of the Company's stock market price at any time.

The Company agrees not to merge, reorganize or take any action that would terminate this Warrant unless provisions are made as part of such merger, reorganization or other action which would provide the Holder with an equivalent of this Warrant as specified in Section (i) hereof; provided, however, that if reasonably required by the other party or parties to such merger, reorganization or other action, the Company may accelerate the Expiration Date to a date prior to such merger, reorganization or other action, provided further, however, that the Company shall give the Holder written notice of such acceleration at least 30 days prior to such accelerated Expiration Date. The Company agrees to provide notice to the Holder that any tender offer is being made for Common Shares no later than three business days after the day the Company becomes aware that any tender offer is being made for outstanding Common Shares. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Common Shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company or at the office of the Company's stock transfer agent, in proper form for exercise and accompanied by the Exercise Price, the Holder shall be deemed to be




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the holder of record of the Common Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Common Shares shall not then be actually delivered to the Holder.

(B) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Common Shares as shall be required for issuance or delivery upon exercise of this Warrant.

(C) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Common Share called for upon any exercise hereof, the Company shall, upon receipt by the Company or the Company's stock transfer agent of the Exercise Price on such fractional share, pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

(1) If the Common Shares are listed on a national securities exchange, are admitted to unlisted trading privileges on such an exchange, or are listed for trading on a trading system of The Nasdaq Stock Market, Inc., then the current value shall be the last reported sale price of the Common Shares on such an exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid prices for the Common Shares for such day on such exchange or such system shall be used; or

(2) If the Common Shares are not so listed on such exchange or system or admitted to unlisted trading privileges, the current value shall be the average of the last reported bid prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

(3) If the Common Shares are not so listed or admitted to unlisted trading privileges and if bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the board of directors of the Company.

(D) EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase (under the same terms and conditions as provided by this Warrant) in the aggregate the same number of Common Shares purchasable hereunder. This Warrant may not be sold, transferred, assigned, or hypothecated except in compliance with the Securities Act of 1933. Any such transfer or assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes



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any warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Subject to such right of indemnification, any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(E) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

(F) ADJUSTMENT PROVISIONS.

    (1)     ADJUSTMENTS OF THE EXERCISE PRICE.

(A) If the Company subdivides the outstanding Common Shares into a greater number of Common Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced. Conversely, if the Company combines its outstanding Common Shares into a lesser number of Common Shares, the Exercise Price in effect immediately prior to such combination shall be proportionally increased. In case of a subdivision or combination, the adjustment of the Exercise Price shall be made as of the effective date of the applicable event. A distribution on Common Shares, including a distribution of Convertible Securities (as that term is defined herein), to shareholders of the Company on a pro rata basis shall be considered a subdivision of Common Shares for the purposes of this subsection (1)(A), except that the adjustment will be made as of the record date for such distribution and any such distribution of Convertible Securities shall be deemed to be a distribution of the Common Shares underlying such Convertible Securities. As used herein, the term "Convertible Securities" shall mean options or warrants or rights for the purchase of Common Shares or for the purchase of any stock or other securities convertible into or exchangeable for Common Shares.

(B) If the Company shall at any time distribute or cause to be distributed to its shareholders, on a pro rata basis, cash, assets, or securities of any entity other than the Company, then the Exercise Price in effect immediately prior to such distribution shall automatically be reduced by an amount determined by dividing (x) the amount (if cash) or the value (if assets or securities) of the holders' of Warrants (as such term is defined in the first paragraph hereof) pro rata share of such distribution determined assuming that all holders of Warrants had exercised their Warrants on the day prior to such distribution, by (y) the number of Common Shares issuable upon the exercise of this Warrant by the Holder on the day prior to such distribution.

(2) ADJUSTMENTS OF EXERCISE PRICE - ON ISSUE AT LESS THAN EXERCISE PRICE. Excepted from the adjustment for anti-dilution provisions of this Section (2) and Section (3) hereof are the Company's issuance of Excluded Common Shares (as that term is defined herein), and also all Common Shares or Convertible Securities in the form of stock options to the Company's employees or non-executive directors at exercise prices not less than the Company's stock


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market price as of the date of grant, or Common Shares issued to acquire a subsidiary or its assets, provided such Common Shares are issued at prices not less than the Company's market price as of the date of such issuance.

If the Company should at any time or from time to time hereafter issue or sell any of its Common Shares (other than Common Shares issued upon the exercise of Convertible Securities outstanding on March 2, 2004 (provided such Convertible Securities have not been amended after March 2, 2004), which Common Shares shall be referred to herein as the "Excluded Common Shares") without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Exercise Price shall be automatically adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of Common Shares outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of Common Shares outstanding immediately after such issue or sale. For purposes of this Section (2) and Section (3) hereof, the following provisions (A) and (B) shall also be applicable:

(A) RIGHTS, OPTIONS OR WARRANTS. In case at any time hereafter the Company shall in any manner grant any right to subscribe for or to purchase, or any option or warrant for the purchase of Common Shares or for the purchase of any stock or securities convertible or exchangeable for Common Shares (such convertible or exchangeable stock or securities being hereinafter referred to as the "Underlying Convertible Securities") and if the minimum price per share for which Common Shares are issuable, pursuant to such rights, options, warrants or upon conversion or exchange of such Underlying Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, options, or warrants plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, options, or warrants under the terms of such rights, options, or warrants at the time of making such computation, plus, in the case of such Underlying Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof under the terms of such Underlying Convertible Securities at the time of making such computation, by (ii) the total maximum number of Common Shares issuable pursuant to such rights, options, or warrants or upon the conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options, or warrants or Underlying Convertible Securities at the time of making such computation) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of Common Shares issuable pursuant to such rights, options, warrants or upon conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options, or warrants under the terms of such rights, options, warrants or Underlying Convertible Securities at the time of making such computation shall (as of the date of granting of such rights, options, or warrants) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Shares so deemed to have been issued unless the price per share received by the Company upon the actual issuance of Common Shares so deemed to be issued differs from the price per share which was last used to adjust the Exercise Price or unless by the terms of such rights, options, or



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


warrants or Underlying Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Stock; and further provided, that, upon the expiration of such rights (including rights to convert or exchange), options or warrants (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights, options, or warrants (including rights to convert or exchange) that were not exercised, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the Common Shares actually issued upon the exercise of such rights, options, or warrants or upon conversion or exchange of such Underlying Convertible Securities. Such adjustments upon expiration shall have no effect on Warrants exercised prior to such expirations.

(B) CONVERTIBLE SECURITIES. If the Company shall in any manner issue or sell any Convertible Securities other than the rights, options, or warrants described in this Section (2) or Section (3) hereof and if the minimum price per share for which Common Shares are issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof under the terms of such Convertible Securities at the time of making such computation, by
(ii) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities under the terms of such Convertible Securities at the time of making such computation) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities at the time of making such computation shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Shares so deemed to have been issued unless the price per share received by the Company upon the actual issuance of Common Shares so deemed to be issued differs from the price per share which was last used to adjust the Exercise Price or unless by the terms of such Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Shares; and, further provided that if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to the provisions of this Section (2) or Section (3) hereof, then no further adjustment of the Exercise Price shall be made by reason of such issue or sale unless the price per share received by the Company upon the conversion or exchange of such Convertible Securities when actually issued differs form the price per share which was last used to adjust the Exercise Price or unless by the terms of uch Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares upon conversion or exchange of such Convertible Securities differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be



                                      -5-
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adjusted upon the occurrence of either of such events to reflect the new price per share of Common Shares; and, further provided, that, upon the termination of the right to convert or to exchange of any such Convertible Securities, which were not so converted or exchange, shall no longer be deemed to be issued and outstanding, and the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the number of Common Shares actually issued upon conversion or exchange of such Convertible Securities. Such adjustments upon expiration shall have no effect on Warrants exercised prior to such expiration.

(3) DETERMINATION OF ISSUE PRICE. In case any Common Shares or Convertible Securities which shall be issued for cash, the consideration received therefor, which shall be the gross sales price for such security without deducting therefrom any commission or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. In case any Common Shares or Convertible Securities shall be issued for a consideration part or all of which shall be other than cash, then the board of directors of the Company shall determine the fair value of such consideration, irrespective of accounting treatment, and such Common Shares or Convertible Securities shall be deemed to have been issued for an amount of cash equal to the value so determined by the board of directors. The reclassification of securities other than Common Shares into securities including Common Shares shall be deemed to involve the issuance for a consideration other than cash of such Common Shares immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Shares. In case any Common Shares or Convertible Securities shall be issued together with other stock or securities or other assets of the Company for consideration, the board of directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such Common Shares or Convertible Securities.

(4) DETERMINATION OF DATE OF ISSUE. In case the Company shall take a record of the holders of Common Shares for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Shares or in Convertible Securities or (ii) to subscribe for or purchase Common Shares or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(5) TREASURY SHARES. For the purpose of this Section (f), Common Shares at any relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.

         (G) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required above, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer and warrant agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.


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         (H) NO ADJUSTMENT FOR SMALL AMOUNTS. Anything in Sections (2) or (3)
hereof to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least five cents, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least five cents, such change in the Exercise Price shall thereupon be given effect.

         (I) NUMBER OF SHARES ADJUSTED. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of Common Shares, calculated to the nearest full share, obtained by multiplying the number of Common Shares initially issuable upon exercise of this Warrant by the Exercise, Price specified in the first paragraph hereof and dividing the product so obtained by the new Exercise Price.

         (J) NOTICES TO HOLDERS. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make/any distribution upon the Common Shares or (ii) if the Company shall offer to the holders of Common Shares for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least 10 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (K) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding Common Shares of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Shares by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding Common Shares of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property which the Holder would have received upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance had this



                                      -7-
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Warrant been exercised prior to the consummation of such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (k) shall similarly apply to successive reclassifications, capital reorganizations and changes of Common Shares and to successive consolidations, mergers, sales or conveyances. In the event the Company spins off a subsidiary by distributing to the shareholders of the Company as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of this Warrant, shares of the subsidiary to be delivered to the holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Share on the record date for payment of the shares of the subsidiary.

         (L) REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Holder is entitled to the benefits of Section 5 of that certain Subscription Agreement dated as of the date hereof by and among the parties hereto (the "Subscription Agreement"), relating to registration of the Common Shares and the Shares (as that term is defined in the Subscription Agreement). Such Section 5 is incorporated by reference into this Warrant.

         (M) NOTICES. All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

         If to the Company:         U.S. Energy Corp.
                                    877 North 8th West
                                    Riverton, Wyoming 82501
                                    Attn: Keith Larsen
                                    Fax: 307-857-3050

         With a copy to:            The Law Offices of Stephen E. Rounds
                                    4635 East 18th Avenue
                                    Denver, Colorado 80220
                                    Attn: Stephen E. Rounds, Esq.
                                    Fax: 303-377-0231

         If to the Subscriber:      Bourne Capital, LLC
                                    410 Marion Street
                                    Denver, Colorado 80218
                                    Attn:  Kevin Daly
                                    Fax: 303-722-7707

         With copies to:            Pepper Hamilton LLP
                                    3000 Two Logan Square
                                    18th & Arch Streets
                                    Philadelphia, Pennsylvania 19103
                                    Attn:  Robert A. Friedel, Esq.
                                    Fax: 215-981-4750


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


         Such notice shall be deemed to be given when received if delivered personally or five (5) business days after the date mailed. Any notice mailed shall be sent by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

         (N) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. The Company may cause the following legend, or one similar thereto, to be set forth on the Warrants and on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public, unless legal counsel for the Company is of the opinion as to any such certificate that such legend, or one similar thereto, is unnecessary:

"THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN AN OPINION OF COUNSEL OF THE REGISTERED OWNER AND ADDRESSED TO THE ISSUER AND IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

         (O) APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Wyoming.

           [The remainder of this page was intentionally left blank.]



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         IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to be executed by its officer thereunto duly authorized.
Dated:  March 2, 2004


BOURNE CAPITAL, LLC                         U. S. ENERGY CORP.


By:      /s/  Kevin Daly                    By:     /s/  Keith G. Larsen
    -----------------------------------          -------------------------------
         Name: Kevin Daly                            Name: Keith G. Larsen
        Title:  Managing Member                       Title:  President

         PURCHASE FORM
                                                 Dated: ________________________


The undersigned hereby irrevocably elects to exercise the Warrant to the extent of purchasing __________________ shares of Common Stock and hereby makes payment of $___________________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name: __________________________________________________________________________
(Please typewrite or print in block letters)

Address: _______________________________________________________________________

Signature: _____________________________________________________________________

ASSIGNMENT FORM

                                                 Dated: ________________________

     FOR VALUE RECEIVED, _______________________________________________________

hereby sells, assigns and transfers unto _______________________________________

________________________________________________________________________________
(Name:  Please typewrite or print in block letters)

Address: _______________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of

_______________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint attorney, to transfer the same on the books of the Company with full power of substitution in the premises.





                                       Signature: ______________________________






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                    CLASS B WARRANT TO PURCHASE COMMON SHARES

                                U.S. ENERGY CORP.

         This is to certify that, for value received, Bourne Capital, LLC (the "Holder"), is entitled to purchase, subject to the terms set forth below, from U.S. Energy Corp., a Wyoming corporation (the "Company" or "we"), at any time until 5:00 P.M., Mountain Time, on March 2, 2009 (the "Expiration Date," subject to earlier termination as provided in paragraph (a)) 200,000 shares (the "Common Shares") of the Company's common stock (the "Common Stock") at a purchase price per share of $3.00. The number of Common Shares to be received upon the exercise of this Warrant and the price to be paid for a Common Share may be adjusted from time to time as hereinafter set forth. The purchase price of a Common Share in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." The Common Shares, as adjusted from time to time, underlying the Warrant are hereinafter sometimes referred to as "Warrant Shares" and include all Common Shares that have been issued upon the exercise of the Warrants and all unissued Common Shares underlying the Warrants.

         (A) EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part at any time or from time to time until the Expiration Date or if the Expiration Date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by cash payment of the Exercise Price for the number of shares specified in such Form, together with all federal and state taxes applicable upon such exercise; provided, however, that if the closing stock market price for the Company's Common Stock is at or more than $7.50 for any 10 consecutive trading days, this Warrant shall expire on the 30th calendar day (or if that day is a Saturday or a day when banks in New York, New York are closed or authorized to be closed, then the next business day) after such 10th trading day. The Company shall be under no obligation to inform the Holder of the Company's stock market price at any time.

         The Company agrees not to merge, reorganize or take any action that would terminate this Warrant unless provisions are made as part of such merger, reorganization or other action which would provide the Holder with an equivalent of this Warrant as specified in Section (i) hereof; provided, however, that if reasonably required by the other party or parties to such merger, reorganization or other action, the Company may accelerate the Expiration Date to a date prior to such merger, reorganization or other action, provided further, however, that the Company shall give the Holder written notice of such acceleration at least 30 days prior to such accelerated Expiration Date. The Company agrees to provide notice to the Holder that any tender offer is being made for Common Shares no later than three business days after the day the Company becomes aware that any tender offer is being made for outstanding Common Shares. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Common Shares purchasable hereunder. Upon receipt by the Company of this Warrant at the office of the Company or at the office of the Company's stock transfer agent, in proper form for exercise and accompanied by the Exercise Price, the Holder shall be deemed to be the holder of record of the Common Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Common Shares shall not then be actually delivered to the Holder.

         (B) RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of Common Shares as shall be required for issuance or delivery upon exercise of this Warrant.

         (C) FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a Common Share called for upon any exercise hereof, the Company shall, upon receipt by the Company or the Company's stock transfer agent of the Exercise Price on such fractional share, pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

         (1) If the Common Shares are listed on a national securities exchange, are admitted to unlisted trading privileges on such an exchange, or are listed for trading on a trading system of The Nasdaq Stock Market, Inc., then the current value shall be the last reported sale price of the Common Shares on such an exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid prices for the Common Shares for such day on such exchange or such system shall be used; or

         (2) If the Common Shares are not so listed on such exchange or system or admitted to unlisted trading privileges, the current value shall be the average of the last reported bid prices reported by the National Quotation Bureau, Inc. on the last business day prior to the date of the exercise of this Warrant; or

         (3) If the Common Shares are not so listed or admitted to unlisted trading privileges and if bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the board of directors of the Company.

         (D) EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase (under the same terms and conditions as provided by this Warrant) in the aggregate the same number of Common Shares purchasable hereunder. This Warrant may not be sold, transferred, assigned, or hypothecated except in compliance with the Securities Act of 1933. Any such transfer or assignment shall be made by surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the

Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Subject to such right of indemnification, any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

         (E) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

         (F) ADJUSTMENT PROVISIONS.

             (1) ADJUSTMENTS OF THE EXERCISE PRICE.

         (A) If the Company subdivides the outstanding Common Shares into a greater number of Common Shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced. Conversely, if the Company combines its outstanding Common Shares into a lesser number of Common Shares, the Exercise Price in effect immediately prior to such combination shall be proportionally increased. In case of a subdivision or combination, the adjustment of the Exercise Price shall be made as of the effective date of the applicable event. A distribution on Common Shares, including a distribution of Convertible Securities (as that term is defined herein), to shareholders of the Company on a pro rata basis shall be considered a subdivision of Common Shares for the purposes of this subsection (1)(A), except that the adjustment will be made as of the record date for such distribution and any such distribution of Convertible Securities shall be deemed to be a distribution of the Common Shares underlying such Convertible Securities. As used herein, the term "Convertible Securities" shall mean options or warrants or rights for the purchase of Common Shares or for the purchase of any stock or other securities convertible into or exchangeable for Common Shares.

         (B) If the Company shall at any time distribute or cause to be distributed to its shareholders, on a pro rata basis, cash, assets, or securities of any entity other than the Company, then the Exercise Price in effect immediately prior to such distribution shall automatically be reduced by an amount determined by dividing (x)_the amount (if cash) or the value (if assets or securities) of the holders' of Warrants (as such term is defined in the first paragraph hereof) pro rata share of such distribution determined assuming that all holders of Warrants had exercised their Warrants on the day prior to such distribution, by (y)_the number of Common Shares issuable upon the exercise of this Warrant by the Holder on the day prior to such distribution.

         (2) ADJUSTMENTS OF EXERCISE PRICE_- ON ISSUE AT LESS THAN EXERCISE PRICE. Excepted from the adjustment for anti-dilution provisions of this Section (2) and Section (3) hereof are the Company's issuance of Excluded Common Shares (as that term is defined herein), and also all Common Shares or Convertible Securities in the form of stock options to the Company's employees or non-executive directors at exercise prices not less than the Company's stock market price as of the date of grant, or Common Shares issued to acquire a subsidiary or its assets, provided such Common Shares are issued at prices not less than the Company's market price as of the date of such issuance.

     If the Company should at any time or from time to time hereafter issue or sell any of its Common Shares (other than Common Shares issued upon the exercise of Convertible Securities outstanding on March 2, 2004 (provided such Convertible Securities have not been amended after March 2, 2004), which Common Shares shall be referred to herein as the "Excluded Common Shares") without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale, the Exercise Price shall be automatically adjusted to a price (computed to the nearest cent) determined by dividing (i) the sum of (x) the number of Common Shares outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of Common Shares outstanding immediately after such issue or sale. For purposes of this Section (2) and Section (3) hereof, the following provisions (A) and (B) shall also be applicable:

         (A) RIGHTS, OPTIONS OR WARRANTS. In case at any time hereafter the Company shall in any manner grant any right to subscribe for or to purchase, or any option or warrant for the purchase of Common Shares or for the purchase of any stock or securities convertible or exchangeable for Common Shares (such convertible or exchangeable stock or securities being hereinafter referred to as the "Underlying Convertible Securities") and if the minimum price per share for which Common Shares are issuable, pursuant to such rights, options, warrants or upon conversion or exchange of such Underlying Convertible Securities (determined by dividing (i)_the total amount, if any, received or receivable by the Company as consideration for the granting of such rights, options, or warrants plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights, options, or warrants under the terms of such rights, options, or warrants at the time of making such computation, plus, in the case of such Underlying Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof under the terms of such Underlying Convertible Securities at the time of making such computation, by (ii)_the total maximum number of Common Shares issuable pursuant to such rights, options, or warrants or upon the conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options, or warrants or Underlying Convertible Securities at the time of making such computation) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of Common Shares issuable pursuant to such rights, options, warrants or upon conversion or exchange of the total maximum amount of such Underlying Convertible Securities issuable upon the exercise of such rights, options, or warrants under the terms of such rights, options, warrants or Underlying Convertible Securities at the time of making such computation shall (as of the date of granting of such rights, options, or warrants) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Shares so deemed to have been issued unless the price per share received by the Company upon the actual issuance of Common Shares so deemed to be issued differs from the price per share which was last used to adjust the Exercise Price or unless by the terms of such rights, options, or warrants or Underlying Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Stock; and further provided, that, upon the expiration of such rights (including rights to convert or exchange), options or warrants (a)_the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights, options, or warrants (including rights to convert or exchange) that were not exercised, shall no longer be deemed to be issued and outstanding, and (b)_the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the Common Shares actually issued upon the exercise of such rights, options, or warrants or upon conversion or exchange of such Underlying Convertible Securities. Such adjustments upon expiration shall have no effect on Warrants exercised prior to such expirations.

         (B) CONVERTIBLE SECURITIES. If the Company shall in any manner issue or sell any Convertible Securities other than the rights, options, or warrants described in this Section (2) or Section (3) hereof and if the minimum price per share for which Common Shares are issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i)_the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof under the terms of such Convertible Securities at the time of making such computation, by (ii) the total maximum number of Common Shares issuable upon the conversion or exchange of all such Convertible Securities under the terms of such Convertible Securities at the time of making such computation) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of Common Shares issuable upon conversion or exchange of all such Convertible Securities at the time of making such computation shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Shares so deemed to have been issued unless the price per share received by the Company upon the actual issuance of Common Shares so deemed to be issued differs from the price per share which was last used to adjust the Exercise Price or unless by the terms of such Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either such event to reflect the new price per share of Common Shares; ad, further provided that if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to the provisions of this Section (2) or Section (3) hereof, then no further adjustment of the Exercise Price shall be made by reason of such issue or sale unless the price per share received by the Company upon the conversion or exchange of such Convertible Securities when actually issued differs form the price per share which was last used to adjust the Exercise Price or unless by the terms of such Convertible Securities the price per share which the Company will receive upon any such issuance of Common Shares upon conversion or exchange of such Convertible Securities differs from the price per share which was last used to adjust the Exercise Price, in either of which events the Exercise Price shall be adjusted upon the occurrence of either of such events to reflect the new price per share of Common Shares; and, further provided, that, upon the termination of the right to convert or to exchange of any such Convertible Securities, which were not so converted or exchange, shall no longer be deemed to be issued and outstanding, and the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the number of Common Shares actually issued upon conversion or exchange of such Convertible Securities. Such adjustments upon expiration shall have no effect on Warrants exercised prior to such expiration.

         (3) DETERMINATION OF ISSUE PRICE. In case any Common Shares or Convertible Securities which shall be issued for cash, the consideration received therefor, which shall be the gross sales price for such security without deducting therefrom any commission or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. In case any Common Shares or Convertible Securities shall be issued for a consideration part or all of which shall be other than cash, then the board of directors of the Company shall determine the fair value of such consideration, irrespective of accounting treatment, and such Common Shares or Convertible Securities shall be deemed to have been issued for an amount of cash equal to the value so determined by the board of directors. The reclassification of securities other than Common Shares into securities including Common Shares shall be deemed to involve the issuance for a consideration other than cash of such Common Shares immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Shares. In case any Common Shares or Convertible Securities shall be issued together with other stock or securities or other assets of the Company for consideration, the board of directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such Common Shares or Convertible Securities.

         (4) DETERMINATION OF DATE OF ISSUE. In case the Company shall take a record of the holders of Common Shares for the purpose of entitling them
     (i) to receive a dividend or other distribution payable in Common Shares or in Convertible Securities or (ii) to subscribe for or purchase Common Shares or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Shares deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         (5) TREASURY SHARES. For the purpose of this Section (f), Common Shares at any relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.

         (G) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required above, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office, and with its stock transfer and warrant agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

         (H) NO ADJUSTMENT FOR SMALL AMOUNTS. Anything in Sections (2) or (3) hereof to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least five cents, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least five cents, such change in the Exercise Price shall thereupon be given effect.

         (I) NUMBER OF SHARES ADJUSTED. Upon any adjustment of the Exercise Price, the Holder of this Warrant shall thereafter (until another such adjustment) be entitled to purchase, at the new Exercise Price, the number of Common Shares, calculated to the nearest full share, obtained by multiplying the number of Common Shares initially issuable upon exercise of this Warrant by the Exercise, Price specified in the first paragraph hereof and dividing the product so obtained by the new Exercise Price.

         (J) NOTICES TO HOLDERS. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend or make/any distribution upon the Common Shares or (ii) if the Company shall offer to the holders of Common Shares for subscription or purchase by them any shares of stock of any class or any other rights or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least 10 days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Shares of record shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

         (K) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding Common Shares of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of Common Shares by way of dividend or other distribution or of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding Common Shares of the class issuable upon exercise of this Warrant) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company shall cause effective provision to be made so that the Holder shall have the right thereafter, by exercising this Warrant, to purchase the kind and amount of shares of stock and other securities and property which the Holder would have received upon such reclassification, capital reorganization or other change, consolidation, merger, sale or conveyance had this Warrant been exercised prior to the consummation of such transaction. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (k) shall similarly apply to successive reclassifications, capital reorganizations and changes of Common Shares and to successive consolidations, mergers, sales or conveyances. In the event the Company spins off a subsidiary by distributing to the shareholders of the Company as a dividend or otherwise the stock of the subsidiary, the Company shall reserve for the life of this Warrant, shares of the subsidiary to be delivered to the holders of the Warrants upon exercise to the same extent as if they were owners of record of the Warrant Share on the record date for payment of the shares of the subsidiary.

         (L) REGISTRATION UNDER THE SECURITIES ACT OF 1933. The Holder is entitled to the benefits of Section 5 of that certain Subscription Agreement dated as of the date hereof by and among the parties hereto (the "Subscription Agreement"), relating to registration of the Common Shares and the Shares (as that term is defined in the Subscription Agreement). Such Section 5 is incorporated by reference into this Warrant.

         (M) NOTICES. All notices required to be given to any of the parties hereunder shall be in writing and shall be deemed to have been sufficiently given for all purposes when presented personally to such party or sent by certified or registered mail, return receipt requested, to such party at its address set forth below:

         If to the Company:         U.S. Energy Corp.
                                    877 North 8th West
                                    Riverton, Wyoming 82501
                                    Attn: Keith Larsen
                                    Fax: 307-857-3050

         With a copy to:            The Law Offices of Stephen E. Rounds
                                    4635 East 18th Avenue
                                    Denver, Colorado 80220
                                    Attn: Stephen E. Rounds, Esq.
                                    Fax: 303-377-0231

         If to the Subscriber:      Bourne Capital, LLC
                                    410 Marion Street
                                    Denver, Colorado 80218
                                    Attn:  Kevin Daly
                                    Fax: 303-722-7707

         With copies to:            Pepper Hamilton LLP
                                    3000 Two Logan Square
                                    18th & Arch Streets
                                    Philadelphia, Pennsylvania 19103
                                    Attn:  Robert A. Friedel, Esq.
                                    Fax: 215-981-4750

         Such notice shall be deemed to be given when received if delivered personally or five (5) business days after the date mailed. Any notice mailed shall be sent by certified or registered mail. Any notice of any change in such address shall also be given in the manner set forth above. Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

         (N) TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. The Company may cause the following legend, or one similar thereto, to be set forth on the Warrants and on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public, unless legal counsel for the Company is of the opinion as to any such certificate that such legend, or one similar thereto, is unnecessary:

         "THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT
         BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN AN OPINION OF COUNSEL OF THE REGISTERED OWNER AND ADDRESSED TO THE ISSUER AND IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED."

         (O) APPLICABLE LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Wyoming.

           [The remainder of this page was intentionally left blank.]

         IN WITNESS WHEREOF, the Company and Holder have caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  March 2, 2004


BOURNE CAPITAL, LLC                           U. S. ENERGY CORP.


By:   /s/  Kevin Daly                         By:    /s/  Keith G. Larsen
    -----------------------------------           ------------------------------
      Name: Kevin Daly                              Name: Keith G. Larsen
      Title:  Managing Member                       Title:  President

         PURCHASE FORM

                                                 Dated: ________________________

The undersigned hereby irrevocably elects to exercise the Warrant to the extent of purchasing __________________ shares of Common Stock and hereby makes payment of $___________________ in payment of the actual exercise price thereof.

INSTRUCTIONS FOR REGISTRATION OF STOCK

Name: __________________________________________________________________________
(Please typewrite or print in block letters)

Address: _______________________________________________________________________

Signature: _____________________________________________________________________

ASSIGNMENT FORM

                                                 Dated: ________________________

     FOR VALUE RECEIVED, _______________________________________________________

hereby sells, assigns and transfers unto _______________________________________

________________________________________________________________________________
(Name:  Please typewrite or print in block letters)

Address: _______________________________________________________________________

the right to purchase Common Stock represented by this Warrant to the extent of

_______________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint attorney, to transfer the same on the books of the Company with full power of substitution in the premises.





                                       Signature: ______________________________